Supplemental Investor Package

First Quarter 2010

Investor Contact:
Jennifer DiBerardino
Vice President, Investor Relations
Tel: 973-948-1364
jennifer.diberardino@selective.com

SELECTIVE INSURANCE GROUP, INC.
FIRST QUARTER 2010 INVESTOR PACKET
TABLE OF CONTENTS

Earnings Press Release......................................................................................................................................	1
Selected Balance Sheet Data...............................................................................................................................................................................	6
Selected Income Statement Data...................................................................................................................	7
Quarterly Investment Income........................................................................................................................	8
Statutory Combined Ratio Summary by LOB YTD March.......................................................................................	9
Consolidated Balance Sheets.............................................................................................................................	10
Consolidated Statements of Income.....................................................................................................................	11
Consolidated Statements of Stockholder’s Equity.................................................................................................	12
Consolidated Statements of Cash Flow.............................................................................................................	13
Statutory Balance Sheets....................................................................................................................................	14
Statutory Statements of Income..........................................................................................................	15
Investment Portfolio – Appendix
Alternative Investments Exhibit....................................................................................................	16
Municipal Bond Portfolio Exhibit....................................................................................................	17
Structured Securities Exhibit..............................................................................................................	18
RMBS & RABS Exhibit.........................................................................................................................................	19
RMBS & RABS by Vintage Year Exhibit........................................................................................	20
RMBS and RABS by Type Exhibit....................................................................................................	21
Alt-A by Vintage Year Exhibit.........................................................................................................	22
CMBS Exhibit....................................................................................................................................	23
CMBS by Vintage Year Exhibit........................................................................................................	24
CMBS by Type Exhibit....................................................................................................................	25
Credit Quality of AFS Securities Exhibit......................................................................................	26
Credit Quality of HTM Securities Exhibit as of March 31, 2010......................................................................................	27

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	March 31,				March 31,				December 31,
	2010				2009				2009
				Unrealized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrecognized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds[1]	$1,225,296		1,252,007	6,469	$1,053,477		1,047,586	(97,934)	$1,144,692		1,163,973	(13,031)
Gov't\ Municipal bonds	2,106,056		2,118,792	70,795	2,072,518		2,059,462	59,158	2,201,580		2,212,107	72,101
Total bonds	3,331,352		3,370,799	77,264	3,125,995		3,107,048	(38,776)	3,346,272		3,376,080	59,070
Equities	82,240		82,240	16,644	94,472		94,472	(5,226)	80,264		80,264	15,874
Short-term investments	282,131		282,131	-	271,277		271,277	-	213,848		213,848	-
Other investments	148,060		148,060	(24,032)	153,337		153,337	(16,192)	140,667		140,667	(25,774)
Total invested assets	3,843,783		3,883,230	69,876	3,645,081		3,626,134	(60,194)	3,781,051		3,810,859	49,170

Invested assets per $ of stockholders' equity	3.81				4.00				3.77

Total assets	5,288,321				5,001,933				5,114,827

Liabilities:
Reserve for losses	2,405,829				2,273,947				2,342,919
Reserve for loss expenses	406,402				390,890				402,880
Unearned premium reserve	857,349				856,823				844,847

Total liabilities	4,278,159				4,091,798				4,112,452

Stockholders' equity	1,010,162				910,135				1,002,375

Total debt to capitalization ratio	21.4%				23.1%				21.5%
Adjusted total debt to capitalization ratio [2]	15.5%				16.7%				15.6%

Book value per share	18.97				17.23				18.83

Book value per share excluding unrealized gain or loss on bond portfolio	18.51				17.47				18.47

NPW per insurance segment employee	777				783				766

Statutory premiums to surplus ratio	1.4	x			1.8	x			1.5	x

Statutory surplus	993,981				849,985				981,955

[1]	Includes mortgage-backed and asset-backed securities.
[2]
The adjusted debt to capitalization ratio reflects a reduction in debt for amounts held in an irrevocable trust for the benefit of senior note holders as well as an estimated equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
March 2010	THREE MONTHS ENDED MARCH 31,
($ in thousands, except per share amounts)	2010		2009
		Per diluted share		Per diluted share
Consolidated
Revenue	$393,112		$356,846
Operating income	6,635	0.12	2,666	0.05
Net realized losses, after tax	(42)	-	(15,616)	(0.30)
Income (loss) from continuing operations	6,593	0.12	(12,950)	(0.25)
(Loss) income on discontinued operations, after tax	(790)	(0.01)	73	-
Net income (loss)	5,803	0.11	(12,877)	(0.25)
Operating return on equity	2.6%		1.2%

Insurance Operations
Gross premiums written	433,078		436,441
Net premiums written	368,091		375,783
Net premiums earned	356,202		363,873
Underwriting loss - before tax	(14,605)		(2,963)
- after tax	(9,493)	(0.18)	(1,926)	(0.04)
GAAP combined ratio	104.1%		100.8%

Commercial lines
Net premiums earned	297,908		311,545
GAAP combined ratio	103.7%		100.1%
Personal lines
Net premiums earned	58,294		52,328
GAAP combined ratio	106.2%		105.3%

Investments
Net investment income - before tax	34,706		15,717
- after tax	26,825	0.49	15,141	0.29
Effective tax rate	22.7%		3.7%
Annual after-tax yield on investment portfolio	2.8%		1.7%
Annual after-tax, after-interest expense yield	2.3%		1.3%
Invested assets per $ of stockholders' equity	3.81		4.00

Other expenses (net of other income)
Interest expense - before tax	(4,842)		(5,024)
- after tax	(3,147)	(0.06)	(3,266)	(0.06)

Other - after tax	$(7,550)	(0.13)	$(7,283)	(0.14)

Diluted weighted avg shares outstanding	54,217		52,352

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
(unaudited)
($ in thousands)

	Year to Date		%
	March	March	Increase
	2010	2009	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$33,196	36,261	(8)
Short-term	100	612	(84)
Alternative Investments	3,895	(20,549)	119
Dividends	452	515	(12)
Changes in Fair Value	-	262	(100)
Miscellaneous	37	172	(78)
	37,680	17,273	118

Investment Expense	2,974	1,556	91

Net Investment Income Before Tax	34,706	15,717	121

Tax	7,881	576	1,268

Net Investment Income After Tax	$26,825	15,141	77

Net Investment Income per Share	0.49	0.29	69

Effective Tax Rate	22.7%	3.7%

Average Yields:

Fixed Maturity Securities
Pre Tax	3.7%	4.3%
After Tax	2.9%	3.4%

Portfolio
Pre Tax	3.6%	1.8%
After Tax	2.8%	1.7%

	Year to Date
	March	March
	2010	2009
Net Realized Gains (Losses)
Fixed Maturities	(4,011)	(23,835)
Equity Securities	3,947	(190)
Total	(64)	(24,025)
Net of Tax	(42)	(15,616)

Selective Insurance Group, Inc.
2010 Statutory Results by Line of Business
March 2010 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2010	2009	Gain/(Loss)
Personal Lines:

Homeowners	$18,280	19.1%	$20,493	19.8%	71.6%	7.4%	35.8%	0.0%	114.8%	130.2%	$(2,236)
Auto	35,344	8.3%	34,320	4.5%	75.2%	10.2%	30.1%	0.0%	115.5%	100.6%	$(5,640)
Other (including flood)	2,559	8.8%	3,481	46.8%	35.2%	(22.6)%	(50.9)%	0.0%	(38.3)%	33.4%	4,344
Total	$56,182	11.6%	$58,294	11.4%	71.5%	7.3%	28.3%	0.0%	107.1%	107.0%	$(3,531)

Commercial Lines:

Fire/IM	$50,139	(0.2)%	$50,336	3.0%	67.3%	3.3%	37.9%	(0.1)%	108.4%	101.0%	$(4,156)
Workers compensation	72,183	0.0%	64,641	(8.1)%	73.5%	15.7%	24.5%	3.0%	116.7%	92.5%	(12,647)
General liability	89,534	(10.3)%	85,221	(9.6)%	42.5%	17.1%	33.5%	(0.3)%	92.8%	104.4%	4,670
Auto	75,485	(5.5)%	74,316	(2.0)%	54.7%	7.4%	29.0%	(0.2)%	90.9%	96.1%	6,442
BOP	17,144	4.7%	16,286	7.1%	86.7%	13.5%	33.8%	0.0%	134.0%	117.8%	(5,835)
Bonds	4,696	8.2%	4,603	(0.4)%	22.2%	8.1%	62.2%	0.0%	92.5%	87.4%	288
Other	2,727	2.8%	2,505	5.3%	4.7%	0.3%	42.6%	0.0%	47.6%	41.8%	1,217
Total	$311,908	(4.2)%	$297,908	(4.4)%	58.4%	11.5%	31.5%	0.5%	101.9%	99.1%	$(10,022)

Grand Total	$368,091	(2.0)%	$356,202	(2.1)%	60.4%	10.9%	31.1%	0.4%	102.8%	100.2%	$(13,553)

Note: Some amounts may not foot due to rounding.

		2010	2009
	Losses Paid	$182,223	$195,792
	LAE Paid	36,094	36,685
	Total Paid	$218,317	$232,477

ITEM 1. FINANCIAL STATEMENTS
SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	March 31,	December 31,
($ in thousands, except share amounts)	2010	2009
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carry value (fair value: $1,660,791 – 2010; $1,740,211 – 2009)	$1,621,344	1,710,403
Fixed maturity securities, available-for-sale – at fair value (amortized cost: $1,679,509 – 2010; $1,616,456 – 2009)	1,710,008	1,635,869
Equity securities, available-for-sale – at fair value (cost of: $65,596 – 2010; $64,390 – 2009)	82,240	80,264
Short-term investments (at cost which approximates fair value)	282,131	213,848
Other investments	148,060	140,667
Total investments	3,843,783	3,781,051
Cash	143	811
Interest and dividends due or accrued	35,378	34,651
Premiums receivable, net of allowance for uncollectible accounts of: $5,803 – 2010; $5,880 – 2009	457,120	446,577
Reinsurance recoverable on paid losses and loss expenses	5,814	4,408
Reinsurance recoverable on unpaid losses and loss expenses	302,118	271,610
Prepaid reinsurance premiums	106,135	105,522
Current federal income tax	10,390	17,662
Deferred federal income tax	115,228	111,038
Property and Equipment – at cost, net of accumulated depreciation and amortization of: $144,198 – 2010; $141,251 – 2009	44,153	46,287
Deferred policy acquisition costs	217,577	218,601
Goodwill	7,849	7,849
Other assets	142,633	68,760
Total assets	$5,288,321	5,114,827

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses	$2,405,829	2,342,919
Reserve for loss expenses	406,402	402,880
Unearned premiums	857,349	844,847
Notes payable	274,612	274,606
Commissions payable	31,328	49,237
Accrued salaries and benefits	98,148	103,802
Other liabilities	204,491	94,161
Total liabilities	$4,278,159	4,112,452

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$-	-
Common stock of $2 par value per share
Authorized shares: 360,000,000
Issued: 95,928,007 – 2010; 95,822,959 – 2009	191,856	191,646
Additional paid-in capital	235,610	231,933
Retained earnings	1,137,704	1,138,978
Accumulated other comprehensive loss	(5,773)	(12,460)
Treasury stock – at cost (shares: 42,676,272 – 2010; 42,578,779 – 2009)	(549,235)	(547,722)
Total stockholders’ equity	1,010,162	1,002,375
Commitments and contingencies
Total liabilities and stockholders’ equity	$5,288,321	5,114,827

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarters ended
	March 31,
($ in thousands, except per share amounts)	2010	2009
Revenues:
Net premiums written	$368,091	375,783
Net increase in unearned premiums and prepaid reinsurance premiums	(11,889)	(11,910)
Net premiums earned	356,202	363,873
Net investment income earned	34,706	15,717
Net realized (losses) gains:
Net realized investment gains	8,176	3,075
Other-than-temporary impairments	(6,073)	(27,100)
Other-than-temporary impairments on fixed maturity securities recognized in other comprehensive income	(2,167)	-
Total net realized losses	(64)	(24,025)
Other income	2,268	1,281
Total revenues	393,112	356,846

Expenses:
Losses incurred	215,570	209,089
Loss expenses incurred	38,573	43,105
Policy acquisition costs	116,002	113,106
Dividends to policyholders	1,495	465
Interest expense	4,842	5,024
Other expenses	8,983	7,040
Total expenses	385,465	377,829

Income (loss) from continuing operations, before federal income tax	7,647	(20,983)

Federal income tax expense (benefit):
Current	8,844	5,875
Deferred	(7,790)	(13,908)
Total federal income tax expense (benefit)	1,054	(8,033)

Net income (loss) from continuing operations	6,593	(12,950)

Income from discontinued operations, net of tax of $(12) – 2009	-	73
Loss on disposal of discontinued operations, net of tax of $(426) – 2010	(790)	-
Total discontinued operations, net of tax	(790)	73

Net income (loss)	$5,803	(12,877)

Earnings per share:
Basic net income (loss) from continuing operations	0.12	(0.25)
Basic net loss from disposal of discontinued operations	(0.01)	-
Basic net income (loss)	$0.11	(0.25)

Diluted net income (loss) from continuing operations	0.12	(0.25)
Diluted net loss from disposal of discontinued operations	(0.01)	-
Diluted net income (loss)	$0.11	(0.25)

Dividends to stockholders	$0.13	0.13

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY
	Quarters ended March 31,
($ in thousands, except per share amounts)	2010		2009
Common stock:
Beginning of year	$191,646		190,527
Dividend reinvestment plan (shares: 25,759 – 2010; 36,670 – 2009)	51		73
Stock purchase and compensation plans (shares: 79,289 – 2010; 75,867 – 2009)	159		152
End of period	191,856		190,752

Additional paid-in capital:
Beginning of year	231,933		217,195
Dividend reinvestment plan	368		373
Stock purchase and compensation plans	3,309		4,267
End of period	235,610		221,835

Retained earnings:
Beginning of year	1,138,978		1,128,149
Net income (loss)	5,803	5,803	(12,877)	(12,877)
Cash dividends to stockholders ($0.13 per share – 2010; $0.13 per share – 2009)	(7,077)		(6,937)
End of period	1,137,704		1,108,335

Accumulated other comprehensive loss:
Beginning of year	(12,460)		(100,666)
Other comprehensive income (loss), increase (decrease) in:
Unrealized gains on investment securities:
Non-credit portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax effect of $797	1,478		-
Other net unrealized gains on investment securities, net of deferred income tax effect of $2,467 – 2010; $20,152 – 2009	4,583		37,425
Total unrealized gains on investment securities	6,061	6,061	37,425	37,425
Defined benefit pension plans, net of deferred income tax effect of: $337 – 2010; $(97) – 2009	626	626	(179)	(179)
End of period	(5,773)		(63,420)
Comprehensive income		12,490		24,369

Treasury stock:
Beginning of year	(547,722)		(544,712)
Acquisition of treasury stock (shares: 97,493 – 2010; 169,382 – 2009)	(1,513)		(2,655)
End of period	(549,235)		(547,367)
Total stockholders’ equity	$1,010,162		$910,135

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Quarters ended
	March 31,
($ in thousands)	2010	2009
Operating Activities
Net Income (Loss)	$5,803	(12,877)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	7,451	6,788
Loss on disposal of discontinued operations	790	-
Stock-based compensation expense	6,169	3,238
Undistributed (income) losses of equity method investments	(3,895)	20,549
Net realized losses	64	24,025
Postretirement life curtailment benefit	-	(4,217)
Unrealized gain on trading securities	-	(262)
Deferred tax benefit	(7,790)	(13,739)

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverable
on unpaid losses and loss expenses	35,924	20,019
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	11,647	11,497
Decrease in net federal income tax recoverable	7,698	23,844
Increase in premiums receivable	(10,543)	(2,343)
Decrease (increase) in deferred policy acquisition costs	1,024	(1,350)
(Increase) decrease in interest and dividends due or accrued	(730)	1,012
(Increase) decrease in reinsurance recoverable on paid losses and loss expenses	(1,406)	1,251
Decrease in accrued salaries and benefits	(7,100)	(16,211)
Decrease in accrued insurance expenses	(17,187)	(14,221)
Sale of trading securities	-	2,831
Other-net	5,176	5,086
Net adjustments	27,292	67,797
Net cash provided by operating activities	33,095	54,920

Investing Activities
Purchase of fixed maturity securities, held-to-maturity	-	(50,408)
Purchase of fixed maturity securities, available-for-sale	(142,067)	(216,000)
Purchase of equity securities, available-for-sale	(23,915)	(60,100)
Purchase of other investments	(7,714)	(4,620)
Purchase of short-term investments	(303,668)	(601,637)
Sale of subsidiary	844	-
Sale of fixed maturity securities, available-for-sale	39,632	168,019
Sale of short-term investments	235,386	528,471
Redemption and maturities of fixed maturity securities, held-to-maturity	80,963	34,097
Redemption and maturities of fixed maturity securities, available-for-sale	66,122	51,666
Sale of equity securities, available-for-sale	16,419	86,318
Proceeds from other investments	13,337	14,499
Purchase of property and equipment	(866)	(1,360)
Net cash used in investment activities	(25,527)	(51,055)

Financing Activities
Dividends to stockholders	(6,492)	(6,955)
Acquisition of treasury stock	(1,513)	(2,655)
Net proceeds from stock purchase and compensation plans	625	885
Excess tax benefits from share-based payment arrangements	(856)	(1,152)
Net cash used in financing activities	(8,236)	(9,877)
Net decrease in cash and cash equivalents	(668)	(6,012)
Net decrease in cash and cash equivalents from discontinued operations	-	(3,343)
Net decrease in cash from continuing operations	(668)	(2,669)
Cash from continuing operations, beginning of year	811	3,606
Cash from continuing operations, end of period	$143	937

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Mar-31	Dec-31
	2010	2009

ASSETS
Bonds	$3,274,435	3,289,336
Common stocks	82,240	80,264
Affiliated mortgage loan	39,255	39,408
Other investments	184,346	176,983
Short-term investments	233,639	165,957
Total investments	3,813,915	3,751,948

Cash on hand and in banks*	(33,944)	(29,110)
Interest and dividends due and accrued	35,538	34,808
Premiums receivable	454,016	443,223
Reinsurance recoverable on paid losses and expenses	5,814	4,408
Federal income tax recoverable	-	1,608
Deferred tax recoverable	122,627	119,377
EDP equipment	1,706	2,134
Equities and deposits in pools and associations	8,103	4,886
Receivable for sold securities	90,874	19,655
Other assets	29,538	29,747
Total assets	$4,528,187	4,382,684

LIABILITIES
Reserve for losses	$2,105,423	2,072,376
Reinsurance payable on paid loss and loss expense	868	1,011
Reserve for loss expenses	402,040	399,457
Unearned premiums	751,214	739,325
Reserve for commissions payable	31,328	49,237
Ceded balances payable	13,008	9,856
Federal income tax payable	7,889	-
Premium and other taxes payable	23,005	22,283
Borrowed money	13,018	13,016
Reserve for dividends to policyholders	3,522	3,718
Reserves for unauthorized reinsurance	1,013	1,013
Payable for securities	99,694	-
Funds withheld on account of others	5,263	6,261
Accrued salaries and benefits	60,424	66,847
Other liabilities	16,497	16,329
Total liabilities	3,534,206	3,400,729

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325
Aggregate write-ins for special surplus funds	34,564	33,951
Paid in surplus	255,792	255,792
Unassigned surplus*	675,300	663,887
Total policyholders' surplus	993,981	981,955
Total liabilities and policyholders' surplus	$4,528,187	4,382,684

* Prior year balances have been adjusted for $17K elimination entry

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended March
	2010		2009

UNDERWRITING
Net premiums written	$368,091		375,783

Net premiums earned	356,202		363,873

Net losses paid	182,223		195,792
Change in reserve for losses	33,047		13,062
Net losses incurred	215,270	60.4%	208,854	57.4%
Net loss expenses paid	36,094		36,685
Change in reserve for loss expenses	2,583		6,451
Net loss expenses incurred	38,677	10.9%	43,136	11.9%
Net underwriting expenses incurred	115,151	31.3%	115,813	30.8%
Total deductions	369,098		367,803
Statutory underwriting loss	(12,896)		(3,930)

Net loss from premium balances charged off	(1,521)		(1,334)
Finance charges and other income	2,359		1,266
Total other income (expense)	838	-0.2%	(68)	0.0%
Policyholders' dividends incurred	(1,495)	0.4%	(465)	0.1%
Total underwriting loss	(13,553)	102.8%	(4,463)	100.2%

INVESTMENT
Net investment income earned	33,201		26,054
Net realized loss	(48)		(24,978)
Total income (loss) before income tax	19,600		(3,387)
Federal income tax expense	11,498		9,584

Net income (loss)	$8,102		(12,971)

Policyholders' Surplus
Surplus, beginning of period	$981,955		884,431

Net income (loss)	8,102		(12,971)
Change in deferred tax	8,183		15,052
Change in unrealized gains (losses)	7,118		(22,061)
Dividends to stockholders	(12,003)		(12,003)
Paid in surplus	-		20,000
Change in non-admitted assets	13		(22,463)
Change in additional admitted deferred tax	613		-

Net change in surplus for period	12,026		(34,446)

Surplus, end of period	$993,981		849,985

Statutory underwriting loss:	$(13,553)		(4,463)

Adjustments under GAAP:
Deferred policy acquisition costs	(1,024)		1,351
Other, net	(28)		149
GAAP underwriting loss	$(14,605)		(2,963)

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of March 31, 2010
(unaudited)

	Inception	Current		YTD	Remaining
Fund	Year	Market Value	Cost	Income	Commitment
Real Estate
LEH RE II	2005	$8,955,780	$12,011,057	$(425,571)	$4,020,851
GS Whitehall 2007	2007	$2,815,059	$14,250,000	$(1,335,826)	$750,000
LEH RE III	2008	$3,220,091	$6,227,933	$(103,434)	$8,772,067
Total - Real Estate		$14,990,930	$32,488,990	$(1,864,831)	$13,542,918
Mezzanine Financing
GS Mezz III	2003	$3,308,178	$2,403,021	$(217,374)	$5,637,326
LEH Euro Mezz	2004	$3,210,766	$1,597,522	$(31,373)	$-
GS Mezz 2006	2006	$6,712,809	$9,224,574	$978,460	$5,228,783
GS Mezz V	2007	$9,010,574	$8,145,280	$206,844	$15,252,669
Total - Mezz. Financing		$22,242,327	$21,370,397	$936,557	$26,118,778
Distressed Debt
Varde LP	1997	$-	$-	$-	$-
Varde VIII	2006	$11,890,778	$10,000,000	$113,653	$-
GS Distressed Opp III	2007	$8,074,255	$10,000,056	$650,389	$4,610,862
Total - Distressed Debt		$19,965,033	$20,000,056	$764,042	$4,610,862
Private Equity
Prospector	1997	$1,411,451	$1,404,405	$6,601	$-
Trilantic Capital Partners III	2004	$6,954,240	$3,439,266	$(90,914)	$1,036,212
NB Co-Invest	2006	$7,914,089	$8,080,716	$391,858	$4,285,602
GS PEP Asia	2007	$1,551,237	$1,863,306	$17,749	$5,133,767
Trilantic Capital Partners IV	2007	$4,808,219	$4,907,808	$383,162	$6,176,933
Total - Private Equity		$22,639,236	$19,695,501	$708,456	$16,632,514
Private Equity, Secondary Market
NB SOF	2005	$7,503,504	$6,382,035	$363,612	$899,494
GS Vintage IV	2007	$11,565,290	$14,057,667	$299,971	$5,585,550
NB SOF II	2008	$2,978,451	$2,401,264	$305,224	$9,323,752
GS Vintage V	2008	$2,390,181	$2,506,952	$50,354	$7,399,931
Total - Pvt. Eq. Sec. Mkt.		$24,437,426	$25,347,918	$1,019,161	$23,208,727
Energy/Power Generation
ArcLight I	2002	$1,546,954	$1,546,954	$421,227	$1,655,505
ArcLight II	2003	$7,231,954	$1,639,149	$217,487	$2,295,492
ArcLight III	2006	$12,892,724	$11,816,880	$438,921	$2,037,794
Quintana Energy	2006	$6,705,221	$7,558,234	$181,360	$2,441,766
ArcLight IV	2007	$6,369,135	$5,712,041	$807,175	$3,886,081
Total - Energy/Power Generation		$34,745,988	$28,273,258	$2,066,170	$12,316,638
Venture Capital
Venture V	2001	$6,039,893	$6,295,895	$265,667	$1,800,000
Total - Venture Capital		$6,039,893	$6,295,895	$265,667	$1,800,000
TOTAL - ALTERNATIVE INVESTMENTS		$145,060,833	$153,472,015	$3,895,222	$98,230,437

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Structured Securities
March 31, 2010

($ in thousands)

(unaudited)

Portfolio Composition

0.3%
11.8%
13.8%
9.2%
3.8%
5.6%
55.5%
CMBS (ex Agency)
CMBS-Agency
RMBS-Agency
RMBS-Non-Agency
Alt-A
ABS-Other
RABS

Ratings Profile

1.3%
4.9%
3.8%
3.1%
86.9%
AAA
AA
A
BBB
Below Inv Grade

- Market Value = $617,924 ; Unrealized Gain/(Loss) = ($14,463)
- Held to Maturity (HTM) 41%; Available for Sale (AFS) 59%
- Structured Security Portfolio Average Rating = AA+
- Structured Securities = 15.9% of the Total Portfolio

Ratings Migration [1]
March 31, 2010

Original Rating		Current Rating					Downgraded	
Rating	Amount	AAA	AA	A	BBB	Below Inv Grade	$	%
AAA	596,474	514,652	13,710	14,970	15,887	37,255	81,822	13.7%
AA	31,323	5,000	7,000	3,000	240	16,083	19,323	61.7%
A	13,355			10,000		3,355	3,355	25.1%
BBB	25,152					25,152	25,152	100.0%
Below Inv Grade	5,000					5,000	-	0.0%
Total Par Value	671,304	519,652	20,710	27,970	16,127	86,845	129,652	19.3%

Note (1): Migration period is from the purchase date of each security to March 31, 2010

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Residential Mortgage Backed (RMBS) and Residential ABS (RABS) Securities
March 31, 2010

($ in thousands)
(unaudited)

Portfolio Composition
8.6%
6.1%
0.4%
24.7%
60.2%
Gov't Guaranteed Agency
Other Agency
Non-Agency
Alt-A
Home Equity ABS

Ratings Profile
0.3%
0.2%
5.4%
2.9%
91.2%
AAA
AA
A
BBB
Below Inv Grade

- Market Value = $404,435; Unrealized Gain/(Loss) = ($4,937)
- Held to Maturity (HTM) 34%; Available for Sale (AFS) 66%
- RMBS & RABS Portfolio Average Rating = AA+
- RMBS & RABS Securities = 10.4% of the Total Portfolio

Ratings Migration [1]
March 31, 2010

Original Rating		Current Rating					Downgraded	
Rating	Amount	AAA	AA	A	BBB	Below Inv Grade	$	%
AAA	410,295	357,091	13,710	2,780	929	35,785	53,204	13.0%
AA	3,854				240	3,614	3,854	100.0%
A	3,355					3,355	3,355	100.0%
BBB	1,403					1,403	1,403	100.0%
Total Par Value	418,907	357,091	13,710	2,780	1,169	44,157	61,816	14.8%

Note (1): Migration period is from the purchase date of each security to March 31, 2010

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential ABS (RABS) - by Vintage Year
March 31, 2010

($ in thousands)
(unaudited)

Market Value

Vintage Yr	AAA	AA	A	BBB	Below Investment Grade	Total	% of Total RMBS & RABS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1983	$7	$-	$-	$-	$-	$7	0%	0%	0%
2002	43,094	-	-	758	973	44,825	11%	1%	4%
2003	37,617	-	-	-	606	38,223	9%	1%	4%
2004	51,444	2,918	-	-	-	54,361	13%	2%	5%
2005	28,153	8,892	1,302	-	673	39,020	10%	1%	4%
2006	29,009	-	-	-	17,930	46,939	12%	1%	5%
2007	5,225	-	-	-	1,715	6,940	2%	0%	1%
2008	36,696	-	-	-	-	36,696	9%	1%	4%
2009	137,424	-	-	-	-	137,424	34%	5%	13%
Total RMBS & RABS-Market Value	$368,668	$11,809	$1,302	$758	$21,898	$404,435	100%	12%	40%
% of Total RMBS & RABS	91%	3%	1%	0%	5%	100%
% of Total Fixed Income Portfolio	11%	0%	0%	0%	1%	12%
% of Total GAAP Equity	37%	1%	0%	0%	2%	40%
Weighted Average Market Price	103.2	86.1	46.8	64.8	49.6	96.5

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	AAA	AA	A	BBB	Below Investment Grade	Total
1983	$-	$-	$-	$-	$-	$-
2002	1,677	-	-	(418)	(373)	887
2003	1,049	-	-	-	(1,321)	(272)
2004	895	(321)	-	-	-	574
2005	(1,011)	(1,498)	(1,469)	-	(612)	(4,591)
2006	97	-	-	-	(2,536)	(2,439)
2007	81	-	-	-	(2,732)	(2,652)
2008	1,157	-	-	-	-	1,157
2009	2,398	-	-	-	-	2,398
Total RMBS & RABS - Unrealized/Unrecognized	$6,343	$(1,820)	$(1,469)	$(418)	$(7,574)	$(4,937)

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential ABS (RABS) - by Type
March 31, 2010

($ in thousands)
(unaudited)

Market Value

RMBS Type	AAA	AA	A	BBB	Below Investment Grade	Total	% of Total RMBS & RABS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Gov't Guaranteed Agency	$99,763	$-	$-	$-	$-	$99,763	25%	3%	10%
Other Agency	243,346	-	-	-	-	243,346	60%	7%	24%
Total Agency	343,110	-	-	-	-	343,110	85%	10%	34%
Alt-A	13,098	1,216	-	-	9,048	23,362	6%	1%	2%
Alt-A CDO	-	-	-	-	1,590	1,590	0%	0%	0%
Home Equity ABS	-	-	-	664	973	1,637	0%	0%	0%
Non-Agency & Other Prime	12,461	10,594	1,302	94	10,286	34,736	9%	1%	4%
Total RMBS & RABS-Market Value	$368,668	$11,809	$1,302	$758	$21,898	$404,435	100%	12%	40%
% of Total RMBS & RABS	91%	3%	1%	0%	5%	100%
% of Total Fixed Income Portfolio	11%	0%	0%	0%	1%	12%
% of Total GAAP Equity	37%	1%	0%	0%	2%	40%
Weighted Average Market Price	103.2	86.1	46.8	64.8	49.6	96.5

Unrealized/Unrecognized Gain/(Loss)

RMBS Type	AAA	AA	A	BBB	Below Investment Grade	Total
Gov't Guaranteed Agency	$2,171	$-	$-	$-	$-	$2,171
Other Agency	8,361	-	-	-	-	8,361
Total Agency	10,532	-	-	-	-	10,532
Alt-A	(1,857)	(179)	-	-	-	(2,036)
Alt-A CDO	-	-	-	-	88	88
Home Equity ABS	-	-	-	(271)	(373)	(644)
Non-Agency & Other Prime	(2,332)	(1,640)	(1,469)	(146)	(7,289)	(12,877)
Total RMBS & RABS - Unrealized/Unrecognized	$6,343	$(1,820)	$(1,469)	$(418)	$(7,574)	$(4,937)

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
ALT-A by Vintage Year
March 31, 2010
($ in thousands)
(unaudited)

Market Value

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total	% of Total Alt-A	% of Total Fixed Income Portfolio	% of Total GAAP Equity
2002	$4,171	$-	$-	$-	$4,171	17%	0%	0%
2003	-	1,493	415	-	1,908	8%	0%	0%
2004	-	1,144	1,342	-	2,486	10%	0%	0%
2005	-	2,849	2,899	-	5,748	23%	0%	1%
2006	-	6,522	2,526	1,590	10,638	42%	1%	1%
Total ALT-A, Market Value	$4,171	$12,009	$7,182	$1,590	$24,952	100%	1%	2%
% of Total ALT-A	17%	48%	29%	6%	100%
% of Total Fixed Income Portfolio	0%	1%	0%	0%	1%
% of Total GAAP Equity	0%	1%	1%	0%	2%
Weighted Average Market Price	97.4	74.3	69.9	18.0	63.1

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total
2002	$(110)	$-	$-	$-	$(110)
2003	-	(261)	(44)	-	(304)
2004	-	9	(212)	-	(204)
2005	-	(394)	(1,024)	-	(1,418)
2006	-	-	-	88	88
Total ALT-A, Unrealized/Unrecognized	$(110)	$(646)	$(1,280)	$88	$(1,948)
% of Total ALT-A	6%	33%	66%	-4%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed (CMBS) Securities
March 31, 2010

($ in thousands)
(unaudited)

Portfolio Composition
2.4%
46.0%
51.6%
Private Label
Gov't Guaranteed Agency MultiFamily
Other Agency MultiFamily

Ratings Profile
2.0%
5.1%
4.5%
88.4%
AAA
A
BBB
Below Inv Grade

- **Market Value = $158,312; Unrealized Gain/(Loss) = ($9,095)**
- **Held to Maturity (HTM) 55%; Available for Sale (AFS) 45%**
- **CMBS Portfolio Average Rating = AA+**
- **CMBS Securities = 4.1% of the Total Portfolio**

Ratings Migration [1]
March 31, 2010

Original Rating		Current Rating					Downgraded	
Rating	Amount	AAA	AA	A	BBB	Below Inv Grade	$	%
AAA	159,326	129,947		9,362	9,713	10,304	29,379	18.4%
AA	8,635	5,000				3,635	3,635	42.1%
A	-						-	0.0%
BBB	17,000				-	17,000	17,000	100.0%
Below Inv Grade	5,000					5,000	-	0.0%
Total Par Value	189,961	134,947	-	9,362	9,713	35,939	50,014	26.3%

Note (1): Migration period is from the purchase date of each security to March 31, 2010

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS) - by Vintage Year
March 31, 2010
($ in thousands)
(unaudited)

Market Value

Vintage Yr	AAA	A	BBB	Below Investment Grade	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1996	$887	$-	$-	$-	$887	1%	0%	0%
1999	3,182	-	-	-	3,182	2%	0%	0%
2000	18,320	-	-	-	18,320	12%	1%	2%
2001	8,866	-	-	-	8,866	6%	0%	1%
2002	2,299	-	-	-	2,299	1%	0%	0%
2003	1,957	-	-	-	1,957	1%	0%	0%
2004	9,811	-	-	-	9,811	6%	0%	1%
2005	14,018	3,752	-	1,514	19,284	12%	1%	2%
2006	54,474	-	3,108	645	58,227	37%	2%	6%
2007	15,902	3,369	-	6,003	25,274	16%	1%	3%
2009	10,204	-	-	-	10,204	6%	0%	1%
Total CMBS-Market Value	$139,921	$7,121	$3,108	$8,162	$158,312	100%	5%	16%
% of Total CMBS	88%	5%	2%	5%	100%
% of Total Fixed Income Portfolio	4%	0%	1%	0%	5%
% of Total GAAP Equity	14%	1%	0%	1%	16%
Weighted Average Market Price	103.7	76.1	32.0	22.7	83.3

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	AAA	A	BBB	Below Investment Grade	Total
1996	$(37)	$-	$-	$-	$(37)
1999	153	-	-	-	153
2000	335	-	-	-	335
2001	199	-	-	-	199
2002	67	-	-	-	67
2003	100	-	-	-	100
2004	312	-	-	-	312
2005	(72)	(611)	-	(3,340)	(4,023)
2006	938	-	(2,754)	(877)	(2,693)
2007	97	(1,631)	-	(2,179)	(3,713)
2009	204	-	-	-	204
Total CMBS-Unrealized/Unrecognized	$2,296	$(2,242)	$(2,754)	$(6,396)	$(9,095)

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS) - by Type
March 31, 2010
($ in thousands)
(unaudited)

Market Value

CMBS Type	AAA	A	BBB	Below Investment Grade	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Gov't Guaranteed Agency MultiFamily	$81,736	$-	$-	$-	$81,736	52%	2%	8%
Other Agency MultiFamily	3,736	-	-	-	3,736	2%	1%	1%
Total Agency	85,472	-	-	-	85,472	54%	3%	9%
Conduit	10,853	-	-	-	10,853	7%	1%	1%
Fusion (1)	35,276	3,369	-	1,723	40,369	25%	1%	4%
Lease-Backed	3,182	-	-	-	3,182	2%	0%	0%
Re-Securitization	-	3,752	3,108	813	7,673	5%	0%	1%
Single Borrower - Multiple Properties	5,137	-	-	5,626	10,763	7%	0%	1%
Total CMBS-Market Value	$139,921	$7,121	$3,108	$8,162	$158,312	100%	5%	16%
% of Total CMBS	88%	5%	2%	5%	100%
% of Total Fixed Income Portfolio	4%	0%	1%	0%	5%
% of Total GAAP Equity	14%	1%	0%	1%	16%
Weighted Average Market Price	103.7	76.1	32.0	22.7	83.3

Unrealized/Unrecognized Gain/(Loss)

CMBS Type	AAA	A	BBB	Below Investment Grade	Total
Gov't Guaranteed Agency MultiFamily	$1,089	$-	$-	$-	$1,089
Other Agency MultiFamily	69	-	-	-	69
Total Agency	1,157	-	-	-	1,157
Conduit	296	-	-	-	296
Fusion (1)	558	(1,631)	-	(1,513)	(2,586)
Lease-Backed	153	-	-	-	153
Re-Securitization	-	(611)	(2,754)	(3,509)	(6,873)
Single Borrower - Multiple Properties	132	-	-	(1,374)	(1,243)
Total CMBS-Unrealized/Unrecognized	$2,296	$(2,242)	$(2,754)	$(6,396)	$(9,095)

(1) Fusion means a CMBS composed of large and small loans.
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Securities
March 31, 2010
($ in millions)
(unaudited)

	March 31, 2010
	Fair Value	Unrealized Gain (Loss)	Credit Quality
AFS Portfolio:
U.S. government obligations[1]	$416.8	3.7	AAA
State and municipal obligations	402.9	17.1	AA+
Corporate securities	525.1	16.6	A+
Mortgage-backed securities	337.8	(7.6)	AA+
Asset-backed securities ("ABS")[2]	27.4	0.7	AA+
Total AFS portfolio	$1,710.0	30.5	AA+

State and Municipal Obligations:
Government obligations	$254.1	9.1	AAA
Special revenue obligations	148.8	8.0	AA+
Total state and municipal obligations	$402.9	17.1	AA+

Corporate Securities:
Financial	$94.7	3.2	AA-
Industrials	57.3	2.5	A
Utilities	22.0	1.0	BBB+
Consumer discretion	44.2	1.6	A
Consumer staples	63.6	1.9	A-
Health care	100.3	2.0	AA-
Materials	21.1	1.2	A-
Energy	50.6	1.5	AA-
Information technology	23.7	0.1	A+
Telecommunications services	20.1	0.6	A
Other	27.5	1.0	A
Total corporate securities	$525.1	16.6	A+

Mortgage-backed securities:
Gov't Guaranteed Agency CMBS	$70.6	0.8	AAA
Gov't Guaranteed Agency RMBS	95.5	1.9	AAA
Other Agency RMBS	118.9	3.3	AAA
Non-agency RMBS	29.4	(11.5)	A-
Alternative-A ("Alt-A") RMBS	23.4	(2.1)	A-
Total MBS	$337.8	(7.6)	AA+

1 U.S. Government includes coporate securities fully guaranteed by the FDIC.
2 Our ABS portfolio does not include Alt-A or Sub-prime securities.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
March 31, 2010
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)[1]	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income[2]	Total Unrealized / Unrecognized Gain (Loss)	Credit Quality
HTM Fixed Maturity Portfolio:
U.S. government obligations	$127.0	124.7	2.3	5.4	7.7	AAA
State and municipal obligations	1,172.0	1,161.6	10.4	31.9	42.3	AA
Corporate securities	109.0	98.9	10.1	(5.8)	4.3	A-
Mortgage-backed securities	221.8	209.1	12.7	(18.5)	(5.8)	AA+
Asset-backed securities	31.0	27.0	4.0	(5.7)	(1.7)	A+
Total HTM portfolio	$1,660.8	1,621.3	39.5	7.3	46.8	AA+

State and Municipal Obligations:
Government obligations	$300.3	299.2	1.1	13.7	14.8	AA+
Special revenue obligations	871.7	862.4	9.3	18.2	27.5	AA
Total state and municipal obligations	$1,172.0	1,161.6	10.4	31.9	42.3	AA

Corporate Securities:
Financial	$36.6	32.0	4.6	(3.8)	0.8	A
Industrials	29.3	25.7	3.6	(1.9)	1.7	A-
Utilities	16.6	16.3	0.3	(0.1)	0.2	A-
Consumer discretion	6.3	6.0	0.3	-	0.3	BBB+
Consumer staples	14.6	13.8	0.8	0.4	1.2	AA-
Materials	2.1	1.9	0.2	(0.1)	0.1	BBB-
Energy	3.5	3.2	0.3	(0.3)	-	BB+
Total corporate securities	$109.0	98.9	10.1	(5.8)	4.3	A-

Mortgage-backed securities:
Gov't guaranteed agency CMBS	$11.1	10.8	0.3	-	0.3	AAA
Other agency CMBS	3.7	3.7	-	-	-	AAA
Non-agency CMBS	72.8	63.5	9.3	(19.6)	(10.3)	AA+
Gov't guaranteed agency RMBS	4.3	4.0	0.3	-	0.3	AAA
Other agency RMBS	124.5	121.4	3.1	2.1	5.2	AAA
Non-agency RMBS	5.4	5.7	(0.3)	(1.0)	(1.3)	AAA
Total mortgage-backed securities	$221.8	209.1	12.7	(18.5)	(5.8)	AA+

Asset-backed securities:
ABS	$28.5	25.1	3.4	(4.8)	(1.4)	AA
Alt-A ABS	1.6	1.0	0.6	(0.5)	0.1	CC
Sub-prime ABS[3]	0.9	0.9	-	(0.4)	(0.4)	CC
Total ABS	$31.0	27.0	4.0	(5.7)	(1.7)	A+

1 Unrecognized holding gains (losses) are equal to the fair value less the carry value of the security
2 Unrealized gains (losses) are equal to the fair value less the amortized costs of securities transferred from AFS to HTM at the date of transfer, adjusted for subsequent amortization into income
3 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.